RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                         ------------------------

2.    Name of Issuer: ENERGY FUTURE HOLDINGS (TXU 10.0% JANUARY 15, 2020 144A)
                      --------------------------------------------------------
(CUSIP # 292680AG)
------------------

3.    Underwriter from whom purchased: CITIGROUP GLOBAL MARKETS
                                       ------------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $9,180,000
                                                           ----------

6.    Aggregate principal amount of offering: $500,000,000
                                              ------------

7.    Purchase price (net of fees and expenses): $100.00
                                                 -------

8.    Offering price at close of first day on which any sales were made: $100.00
                                                                         -------

9.    Date of Purchase: 1-07-10
                        -------

10.   Date offering commenced: 1-07-10
                               -------

11.   Commission, spread or profit: $2.25
                                    -----

12.   Have the following conditions been satisfied?                Yes      No
                                                                 ------   -----

a.    The securities are:

      part  of an issue registered under the Securities Act of
            1933  which is being  offered to the  public;
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold  in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold  in an Eligible Rule 144A Offering?                     X
                                                                 ------   -----

b.    (1) The securities  were  purchased  prior to the end of    Yes       No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing  security  holders of the issuer);  OR              X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which  the  rights  offering  terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment  underwriting?        X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting similar securities during the same period?      X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous  operation  for not less than three years?        X
                                                                 ------   -----

   b. (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus                       X
                                                                 ------   -----

      (ii) The principal amount of the offering of such class in any concurrent public offering?

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or beneficiary of the sale; OR                            X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?                                    ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?            X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:  Donna Nascimento
       ----------------
Title: Regulatory Reporting Manager
       ----------------------------
Date:  April 6, 2010
       -------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                        -------------------------

2.    Name of Issuer: QUEST COMMUNICATIONS INTERNATIONAL INC. (QUS7.125% APRIL
                      --------------------------------------------------------
1, 2018 144A) (CUSIP # 749121CB)
--------------------------------

3.    Underwriter from whom purchased: DEUTSCHE BANK SECURITIES
                                       ------------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $26,834,744
                                                           -----------

6.    Aggregate principal amount of offering: $787,520,000
                                              ------------

7.    Purchase price (net of fees and expenses): $98.440
                                                 -------

8.    Offering price at close of first day on which any sales were made: $98.440
                                                                         -------

9.    Date of Purchase: 1-07-10
                        -------

10.   Date offering commenced: 1-07-10
                               -------

11.   Commission, spread or profit: $1.50
                                    ------

12.   Have the following conditions been satisfied?               Yes       No
                                                                 ------   -----

a.    The securities are:

      part of an issue  registered under the Securities Act of
      1933 which is being offered to  the public;
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold  in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold  in an Eligible Rule 144A Offering?                     X
                                                                 ------   -----

c.    (1) The securities  were  purchased  prior to the end of    Yes       No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing security holders of the issuer); OR                 X
                                                                 ------   -----

      (2) If the  securities to be purchased were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment  underwriting?        X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting  similar securities during the same period?     X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous  operation  for not less than three years?        X
                                                                 ------   -----

   c. (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR       X
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

      (ii)  The principal amount of the offering of such class
            in any concurrent public offering?
                                                                 ------   -----

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or beneficiary of the sale; OR                            X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?            X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:  Donna Nascimento
       ----------------
Title: Regulatory Reporting Manager
       ----------------------------
Date:  April 6, 2010
       -------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                         ------------------------

2.    Name of Issuer: SCOTTS MIRACLE-GRO COMPANY (SMG 7.25% JANUARY 15, 2018)
                      -------------------------------------------------------
(CUSIP # 810186AH)
------------------

3.    Underwriter from whom purchased: BANC AMERICA SECURITIES
                                       -----------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,074,345
                                                           ----------

6.    Aggregate principal amount of offering: $198,508,000
                                              ------------

7.    Purchase price (net of fees and expenses): $99.254
                                                 -------

8.    Offering price at close of first day on which any sales were made: $99.254
                                                                         -------

9.    Date of Purchase: 1-11-10
                        -------

10.   Date offering commenced: 1-11-10
                               -------

11.   Commission, spread or profit: $2.13
                                    -----

12.   Have the following conditions been satisfied?               Yes       No
                                                                 ------   -----

a.    The securities are:

      part of an issue  registered under the Securities Act of
      1933 which is being offered to the public;                   X
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold  in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold  in an Eligible Rule 144A Offering?
                                                                 ------   -----

d.    (1) The securities  were  purchased  prior to the end of     Yes      No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing security holders of the issuer);  OR                X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment  underwriting?        X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting  similar securities during the same period?     X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous operation for not less than three years?          X
                                                                 ------   -----

   d. (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR       X
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

      (ii)  The principal amount of the offering of such class
            in any concurrent public offering?
                                                                 ------   -----

g.    (1) No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or  beneficiary of the sale; OR                           X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form  N-SAR and  quarterly  reports to the  Trustees?        X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:  Donna Nascimento
       ----------------
Title: Regulatory Reporting Manager
       ----------------------------
Date:  April 6, 2010
       -------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                         ------------------------

2.    Name of Issuer: SABLE INTERNATIONAL  FINANCE LTD. (CWLN 7.75% FEBRUARY 15,
                      ----------------------------------------------------------
2017 144A)(CUSIP #785712AA)
---------------------------

3.    Underwriter from whom purchased: RBS SECURITIES INC.
                                       -------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $2,980,000
                                                           ----------

6.    Aggregate principal amount of offering: $500,000,000
                                              ------------

7.    Purchase price (net of fees and expenses): $100.00
                                                 -------

8.    Offering price at close of first day on which any sales were made: $100.00
                                                                         -------

9.    Date of Purchase: 2-09-10
                        -------

10.   Date offering commenced: 2-09-10
                               -------

11.   Commission, spread or profit: $1.75
                                    -----

12.   Have the following conditions been satisfied?                Yes      No
                                                                 ------   -----

a.    The securities are:

      part of an issue  registered under the Securities Act of
      1933 which is being offered to the public;
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold  in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold  in an Eligible Rule 144A Offering?                     X
                                                                 ------   -----

e.    (1) The securities  were  purchased  prior to the end of     Yes      No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing  security  holders  of the  issuer);  OR             X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment  underwriting?         X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting  similar securities during the same period?      X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous  operation  for not less than three years?         X
                                                                 ------   -----

   e. (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR     ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus                        X
                                                                 ------   -----

      (ii) The principal amount of the offering of such class in any concurrent public offering?

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or beneficiary of the sale; OR                             X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?             X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:  Donna Nascimento
       ----------------
Title: Regulatory Reporting Manager
       ----------------------------
Date:  April 26, 2010
       --------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                         ------------------------

2.    Name of Issuer:  CENTRAL  GARDEN & PET COMPANY  (CENT 8.25% MARCH 1, 2018)
                       ---------------------------------------------------------
(CUSIP #153527AG)
-----------------

3.    Underwriter from whom purchased: CIBC WORLD MARKETS
                                       ------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $7,140,000
                                                           ----------

6.    Aggregate principal amount of offering: $400,000,000
                                              ------------

7.    Purchase price (net of fees and expenses): $100.00
                                                 -------

8.    Offering price at close of first day on which any sales were made: $100.00
                                                                         -------

9.    Date of Purchase: 2-25-10
                        -------

10.   Date offering commenced: 2-25-10
                               -------

11.   Commission, spread or profit: $2.00
                                    -----

12.   Have the following conditions been satisfied?                Yes      No
                                                                 ------   -----

a.    The securities are:

      part of an issue  registered under the Securities Act of
      1933 which is being offered to the public;                    X
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold in an Eligible Rule 144A Offering?
                                                                 ------   -----

f.    (1) The securities  were  purchased  prior to the end of     Yes      No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing security holders of the issuer); OR                  X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment  underwriting?         X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting  similar securities during the same period?      X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous  operation  for not less than three years?         X
                                                                 ------   -----

   f. (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR        X
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus
                                                                 ------   -----

      (ii) The principal amount of the offering of such class in any concurrent public offering?

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or beneficiary of the sale; OR                             X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?             X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:  Donna Nascimento
       ----------------
Title: Regulatory Reporting Manager
       ----------------------------
Date:  April 26, 2010
       --------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                         ------------------------

2.    Name of Issuer: OSHKOSH CORPORATION (OSK 8.25% MARCH 1, 2017 144A) CUSIP#
                      ---------------------------------------------------------
688225AA)
---------

3.    Underwriter from whom purchased: BANCAMERICA SECURITIES
                                       ----------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $890,000
                                                           --------

6.    Aggregate principal amount of offering: $250,000,000
                                              -----------

7.    Purchase price (net of fees and expenses): $100.00
                                                 -------

8.    Offering price at close of first day on which any sales were made: $100.00
                                                                         -------
9.    Date of Purchase: 2-2610
                        ------

10.   Date offering commenced: 2-2610
                               ------

11.   Commission, spread or profit: $2.00
                                    -----

12.   Have the following conditions been satisfied?                Yes      No
                                                                 ------   -----

a.    The securities are:

      part of an issue  registered under the Securities Act of
      1933 which is being offered to the public;
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold in an Eligible  Foreign  Offering;  OR
                                                                 ------   -----

      sold in an Eligible Rule 144A Offering?                       X
                                                                 ------   -----

g.    (1)The securities  were  purchased  prior to the end of     Yes      No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing security holders of the issuer); OR                  X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment  underwriting?         X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting  similar securities during the same period?      X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous  operation  for not less than three years?         X
                                                                 ------   -----

   g. (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus                        X
                                                                 ------   -----

      (ii) The principal amount of the offering of such class in any concurrent public offering?

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or beneficiary of the sale; OR                            X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?            X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:  Donna Nascimento
       ----------------
Title: Regulatory Reporting Manager
       ----------------------------
Date:  April 26, 2010
       --------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                         ------------------------

2.    Name of Issuer: AVIS BUDGET CAR RENTAL (CAR 9.625% MARCH 15, 2018 144A)
                      -------------------------------------------------------
(CUSIP # 053773AK)
------------------

3.    Underwriter from whom purchased: BANCAMERICA SECURITIES
                                       ----------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,435,869
                                                           ----------

6.    Aggregate principal amount of offering: $443,853,000
                                              ------------

7.    Purchase price (net of fees and expenses): $98.634
                                                 -------

8.    Offering price at close of first day on which any sales were made: $98.634
                                                                         -------

9.    Date of Purchase: 3-5-10
                        ------

10.   Date offering commenced: 3-5-10
                               ------

11.   Commission, spread or profit: $2.00
                                    -----

12.   Have the following conditions been satisfied?               Yes      No
                                                                 ------   -----

a.    The securities are:

      part of an issue  registered under the Securities Act of
      1933 which is being offered to the public;
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold  in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold  in an Eligible Rule 144A Offering?                      X
                                                                 ------   -----

h.    (1) The securities  were  purchased  prior to the end of    Yes       No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing security holders of the issuer); OR                  X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment underwriting?          X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting  similar securities during the same period?      X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous  operation  for not less than three years?         X
                                                                 ------   -----

h.    (1) The amount of the securities,  other than those sold
      in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus                        X
                                                                 ------   -----

      (ii) The principal amount of the offering of such class in any concurrent public offering?

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or beneficiary of the sale; OR                             X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?             X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:  Donna Nascimento
       ----------------
Title: Regulatory Reporting Manager
       ----------------------------
Date:  April 26, 2010
       --------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                        -------------------------

2.    Name of Issuer: MASCO CORPORATION (MAS 7.125% MARCH 15, 2020)
                      ---------------------------------------------
(CUSIP # 5745599BG)
-------------------

3.    Underwriter from whom purchased: CITIGROUP GLOBAL MARKETS
                                       ------------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $18,944,621
                                                           -----------

6.    Aggregate principal amount of offering: $499,990,000
                                              ------------

7.    Purchase price (net of fees and expenses): $99.998
                                                 -------

8.    Offering price at close of first day on which any sales were made: $99.998
                                                                         -------

9.    Date of Purchase: 3-5-10
                        ------

10.   Date offering commenced: 3-5-10
                               ------

11.   Commission, spread or profit: $1.00
                                    -----

12.   Have the following conditions been satisfied?               Yes       No
                                                                 ------   -----

a.    The securities are:

      part of  an issue  registered  under the  Securities Act
      of 1933 which is being offered to the public;                X
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold in an Eligible Rule 144A Offering?
                                                                 ------   -----

i.    (1) The securities  were  purchased  prior to the end of    Yes       No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing  security  holders of the issuer);  OR              X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment underwriting?         X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting similar securities during the same period?      X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous operation for not less than three years?          X
                                                                 ------   -----

   i. (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR       X
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus
                                                                 ------   -----

      (ii) The principal amount of the offering of such class in any concurrent public offering?

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or beneficiary of the sale; OR                            X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?            X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:  Donna Nascimento
       ----------------
Title: Regulatory Reporting Manager
       ----------------------------
Date:  April 26, 2010
       --------------

                      RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                             RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                        -------------------------

2.    Name of Issuer: MGM MIRAGE INC. (MGM 9.00% MARCH 15, 2020 144A)
                      -----------------------------------------------
(CUSIP# 552953BP)
-----------------

3.    Underwriter from whom purchased: BANCAMERICA SECURITIES
                                       ----------------------

4.    "Affiliated  Underwriter"  managing or  participating in
      underwriting syndicate: JPMSI
                              -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,765,000
                                                           ----------

6.    Aggregate principal amount of offering: $845,000,000
                                              ------------

7.    Purchase price (net of fees and expenses): $100.00
                                                 -------

8.    Offering price at close of first day on which any sales were made: $100.00
                                                                         -------

9.    Date of Purchase: 3-9-10
                        ------

10.   Date offering commenced: 3-9-10
                               ------

11.   Commission, spread or profit: $2.25
                                    -----

12.   Have the following conditions been satisfied?               Yes       No
                                                                 ------   -----

a.    The securities are:

      part of  an issue  registered  under the  Securities Act
      of 1933 which is being offered to the public;
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold in an Eligible Rule 144A Offering?                      X
                                                                 ------   -----

j.    (1) The securities  were  purchased  prior to the end of    Yes       No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing  security  holders of the issuer);  OR              X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment underwriting?         X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting similar securities during the same period?      X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous operation for not less than three years?          X
                                                                 ------   -----

   j. (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus                       X
                                                                 ------   -----

      (ii) The principal amount of the offering of such class in any concurrent public offering?

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or beneficiary of the sale; OR                            X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?            X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:  Donna Nascimento
       ----------------
Title: Regulatory Reporting Manager
       ----------------------------
Date:  April 26, 2010
       ----------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                         ------------------------

2.    Name of Issuer: BALI CORPORATION (BLL 6.75% SEPTEMBER 15, 2020)
                      ------------------------------------------------
CUSIP# 058498AP)
----------------

3.    Underwriter from whom purchased: DEUTCHE BANK SECURITIES
                                       -----------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $6,890,000
                                                           ----------

6.    Aggregate principal amount of offering: $500,000,000
                                              ------------

7.    Purchase price (net of fees and expenses): $100.00
                                                 -------

8.    Offering price at close of first day on which any sales were made: $100.00
                                                                         -------

9.    Date of Purchase: 3-17-10
                        -------

10.   Date offering commenced: 3-17-10
                               -------

11.   Commission, spread or profit: $1.38
                                    -----

12.   Have the following conditions been satisfied?               Yes       No
                                                                 ------   -----

a.    The securities are:

      part of an issue registered under the Securities Act of
      1933 which is being offered to the public;                   X
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold  in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold  in an Eligible Rule 144A Offering?
                                                                 ------   -----

k.    (1) The securities  were  purchased  prior to the end of    Yes       No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing security holders of the issuer); OR                 X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment underwriting?         X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting similar securities during the same period?      X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous operation for not less than three years?          X
                                                                 ------   -----

  k.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR       X
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus
                                                                 ------   -----

      (ii) The principal amount of the offering of such class in any concurrent public offering?

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or beneficiary of the sale; OR                            X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?            X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:   Donna Nascimento
        ----------------
Title:  Regulatory Reporting Manager
        ----------------------------
Date:   April 26, 2010
        --------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                         ------------------------

2.    Name of Issuer: LEAR CORPORATION (LEA 8.125% MARCH 15, 2020)
                      --------------------------------------------
(CUSIP# 521865AS)
-----------------

3.    Underwriter from whom purchased: CITIGROUP GLOBAL MARKETS
                                       ------------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $5,839,768
                                                           ----------

6.    Aggregate principal amount of offering: $347,074,000
                                              ------------

7.    Purchase price (net of fees and expenses): $99.164
                                                 -------

8.    Offering price at close of first day on which any sales were made: $99.164
                                                                         -------

9.    Date of Purchase: 3-23-10
                        -------

10.   Date offering commenced: 3-23-10
                               -------

11.   Commission, spread or profit: $1.89
                                    -----

12.   Have the following conditions been satisfied?               Yes       No
                                                                 ------   -----

a.    The securities are:

      part of an issue registered under the Securities Act  of
      1933 which is being offered to the public;                   X
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold  in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold  in an Eligible Rule 144A Offering?
                                                                 ------   -----

l.    (1) The securities  were  purchased  prior to the end of    Yes       No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing security holders of the issuer); OR                 X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment underwriting?         X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting similar securities during the same period?      X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous operation for not less than three years?          X
                                                                 ------   -----

  l.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR       X
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus
                                                                 ------   -----

      (ii) The principal amount of the offering of such class in any concurrent public offering?

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or beneficiary of the sale; OR                            X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?            X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:   Donna Nascimento
        ----------------
Title:  Regulatory Reporting Manager
        ----------------------------
Date:   April 26, 2010
        --------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                         ------------------------

2.    Name of Issuer: LBI ESCROW CORP. (LYO 8.00%  NOVEMBER 1, 2017 144A)
                      ---------------------------------------------------
(CUSIP # 50178TAA)
------------------

3.    Underwriter from whom purchased: BANC OF AMERICA SECURITIES
                                       --------------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $30,455,000
                                                           -----------

6.    Aggregate principal amount of offering: $2,250,000,000
                                              --------------

7.    Purchase price (net of fees and expenses): $100.00
                                                 -------

8.    Offering price at close of first day on which any sales were made: $100.00
                                                                         -------

9.    Date of Purchase: 3-24-10
                        -------

10.   Date offering commenced: 3-24-10
                               -------

11.   Commission, spread or profit: $2.00
                                    -----

12.   Have the following conditions been satisfied?               Yes       No
                                                                 ------   -----

a.    The securities are:

      part of an issue registered under the Securities Act of
      1933 which is being offered to the public;
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold  in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold  in an Eligible Rule 144A Offering?                     X
                                                                 ------   -----

m.    (1) The securities  were  purchased  prior to the end of    Yes       No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing security holders of the issuer); OR                 X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were purchased on or before the fourth day preceding the
      day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment underwriting?         X
                                                                 ------   -----

d.    The commission, spread or profit was reasonable and fair
      in  relation  to  that  being  received  by  others  for
      underwriting similar securities during the same period?      X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous operation for not less than three years?          X
                                                                 ------   -----

  m.  (1) The amount of the securities,  other than those sold in an Eligible Rule 144A Offering (see below), purchased
      by  all   of  the   investment   companies   and   other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus                       X
                                                                 ------   -----

      (ii) The principal amount of the offering of such class in any concurrent public offering?

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio (or, in the case of a Multi-Adviser Portfolio,
      a Sleeve  thereof) was a direct or indirect  participant
      in or beneficiary of the sale; OR                            X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?            X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:   Donna Nascimento
        ----------------
Title:  Regulatory Reporting Manager
        ----------------------------
Date:   April 6, 2010
        --------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                         ------------------------

2.    Name of Issuer: INTERNATIONAL LEASE FINANCE CORPORATION (AIG 8.625%
                      ---------------------------------------------------
SEPTEMBER 15, 2015 144A) (CUSIP#459745FV)
-----------------------------------------

3.    Underwriter from whom purchased: BANC OF AMERICA SECURITIES
                                       --------------------------

4.    "Affiliated   Underwriter"   managing  or  participating  in  underwriting
      syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $4,075,350
                                                           ----------

6.    Aggregate principal amount of offering: $252,500,000
                                              ------------

7.    Purchase price (net of fees and expenses): $101.00
                                                 -------

8.    Offering price at close of first day on which any sales were made: $101.00
                                                                         -------

9.    Date of Purchase: 3-30-10
                        -------

10.   Date offering commenced: 3-30-10
                               -------

11.   Commission, spread or profit: $1.50
                                    -----

12.   Have the following conditions been satisfied?               Yes      No
                                                                 ------   -----

a.    The securities are:

      part of an issue  registered under the Securities Act of
      1933 which is being offered to the public;
                                                                 ------   -----

      Eligible Municipal Securities;
                                                                 ------   -----

      sold in an Eligible Foreign Offering; OR
                                                                 ------   -----

      sold in an Eligible Rule 144A Offering?                      X
                                                                 ------   -----

n.    (1) The securities  were  purchased  prior to the end of    Yes      No
      the first day on which any sales were  made,  at a price   ------   -----
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing security holders of the issuer); OR                 X
                                                                 ------   -----

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were  purchased  on or before the  fourth day  preceding
      the day on which the rights offering terminates?
                                                                 ------   -----

c.    The underwriting was a firm commitment underwriting?         X
                                                                 ------   -----

d.    The  commission,  spread or profit  was  reasonable  and
      fair in  relation  to that being  received by others for
      underwriting similar securities during the same period?      X
                                                                 ------   -----

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous operation for not less than three years?          X
                                                                 ------   -----

  n.  (1) The amount of the securities,  other than those sold
      in  an  Eligible   Rule  144A   Offering   (see  below),
      purchased by all of the  investment  companies and other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR
                                                                 ------   -----

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus                       X
                                                                 ------   -----

      (ii) The principal amount of the offering of such class in any concurrent public offering?

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio   (or,   in  the   case  of  a   Multi-Adviser
      Portfolio,  a Sleeve  thereof)  was a direct or indirect
      participant in or beneficiary of the sale; OR                X
                                                                 ------   -----

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   -----

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?            X
                                                                 ------   -----

I have submitted these answers and completed this form based on all available information.

Name:  Donna Nascimento
       ----------------
Title: Regulatory Reporting Manager
       ----------------------------
Date:  April 6, 2010
       -------------

                        RULE 10F-3 REPORT FORM FOR JPMIM

                            MANAGERS HIGH YIELD FUND

                         RECORD OF SECURITIES PURCHASED
                              RULE 10F-3 PROCEDURES

1.    Name of Portfolio: MANAGERS HIGH YIELD FUND
                         ------------------------

2.    Name of Issuer: INTERNATIONAL LEASE FINANCE CORPORATION (AIG 8.75% MARCH
                      ---------------------------------------------------------
15, 2017 144A) (CUSIP# 4507845FX
--------------------------------

3.    Underwriter from whom purchased: BANC OF AMERICA SECURITIES
                                       --------------------------

4. "Affiliated Underwriter" managing or participating in underwriting syndicate: JPMSI
                 -----

5. Aggregate principal amount of purchase by all investment companies and other discretionary accounts advised by the Adviser: $7,828,275
                                                           ----------

6.    Aggregate principal amount of offering: $503,750,000
                                              ------------

7.    Purchase price (net of fees and expenses): $100.75
                                                 -------

8.    Offering price at close of first day on which any sales were made: $100.75
                                                                         -------

9.    Date of Purchase: 3-30-10
                        -------

10.   Date offering commenced: 3-30-10
                               -------
11.   Commission, spread or profit: $1.50
                                    -----

12.   Have the following conditions been satisfied?               Yes       No
                                                                 ------   ------

a.    The securities are:

      part of an issue  registered under the Securities Act of
      1933 which is being offered to the public;
                                                                 ------   ------

      Eligible Municipal Securities;
                                                                 ------   ------

      sold in an Eligible Foreign Offering; OR
                                                                 ------   ------

      sold in an Eligible Rule 144A Offering?                      X
                                                                 ------   ------

o.    (1) The securities  were  purchased  prior to the end of    Yes       No
      the first day on which any sales were  made,  at a price   ------   ------
      that is not  more  than  the  price  paid by each  other
      purchaser  of  securities  in  that  offering  or in any
      concurrent  offering of the securities  (except,  in the
      case of an Eligible Foreign Offering,  for any rights to
      purchase  that  are  required  by law to be  granted  to
      existing security holders of the issuer); OR                 X
                                                                 ------   ------

      (2) If the  securities to be purchased  were offered for
      subscription  upon exercise of rights,  such  securities
      were  purchased  on or before the  fourth day  preceding
      the day on which the rights offering terminates?
                                                                 ------   ------

c.    The underwriting was a firm commitment underwriting?         X
                                                                 ------   ------

d.    The  commission,  spread or profit  was  reasonable  and
      fair in  relation  to that being  received by others for
      underwriting similar securities during the same period?      X
                                                                 ------   ------

e.    The  issuer  of  the  securities,  except  for  Eligible
      Municipal Securities,  and its predecessors have been in
      continuous operation for not less than three years?          X
                                                                 ------   ------

  o.  (1) The amount of the securities,  other than those sold
      in  an  Eligible   Rule  144A   Offering   (see  below),
      purchased by all of the  investment  companies and other
      discretionary  accounts  advised by the  Adviser did not
      exceed 25% of the principal amount of the offering; OR
                                                                 ------   ------

      (2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies and other discretionary accounts advised by the Adviser did not exceed 25% of the total of:

      (i)   The principal amount of the offering of such class
            sold by  underwriters  or members  of the  selling
            syndicate to qualified  institutional  buyers,  as
            defined in Rule 144A(a)(1), plus                       X
                                                                 ------   ------

      (ii)  The principal amount of the offering of such class
            in any concurrent public offering?
                                                                 ------   ------

g.    (1)  No  affiliated   underwriter   of  the   Purchasing
      Portfolio   (or,   in  the   case  of  a   Multi-Adviser
      Portfolio,  a Sleeve  thereof)  was a direct or indirect
      participant in or beneficiary of the sale; OR                X
                                                                 ------   ------

      (2) With respect to the  purchase of Eligible  Municipal
      Securities,  such purchase was not designated as a group
      sale  or  otherwise  allocated  to  the  account  of  an
      affiliated underwriter?
                                                                 ------   ------

h.    Information  has  or  will  be  timely  supplied  to the
      appropriate  officers of the Trust for  inclusion on SEC
      Form N-SAR and quarterly reports to the Trustees?            X
                                                                 ------   ------

I have submitted these answers and completed this form based on all available information.

Name:  Donna Nascimento
       ----------------
Title: Regulatory Reporting Manager
       ----------------------------
Date:  April 6, 2010
       -------------